Corporate Overview Maximizing the Impact of RNAi on Medicine September 2020

Forward-Looking Statements This presentation has been prepared by Dicerna Pharmaceuticals, Inc. (“we,” “us,” “our,” “Dicerna,” or the “Company”) and includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Examples of forward-looking statements include, among others, statements we make regarding: (i) the therapeutic and commercial potential of nedosiran, RG6346 (DCR-HBVS), DCR-A1AT and the GalXC™ platform; (ii) expectations that our cash, cash equivalents and held to maturity investments will fund operations into 2023; (iii) research and development plans and timelines, as well as regulatory pathways and plans, related to nedosiran, RG6346, DCR-A1AT, ALN-AAT02 and GalXC; (iv) the potential of Dicerna’s technology and drug candidates in the Company’s research and development pipeline; (v) the Company’s collaborations with Novo Nordisk A/S; Roche; Eli Lilly and Company; Alexion Pharmaceuticals, Inc., Boehringer Ingelheim International GmbH; and Alnylam Pharmaceuticals, Inc.; and (vi) the Company’s strategy, business plans and focus. The process by which an early-stage investigational therapy such as nedosiran and an early-stage platform such as GalXC could potentially lead to an approved product is long and subject to significant risks. Applicable risks and uncertainties include, but are not limited to, those risks identified under the heading "Risk Factors" included in the Company’s most recent Form 10-K filing and in other subsequent filings with the Securities and Exchange Commission. These risks and uncertainties include, among others, the impact to, and potential for delays in, the current and future conduct of the business of the Company, its clinical programs and operations as a result of the COVID-19 pandemic; the cost, timing and results of preclinical studies and clinical trials and other development activities; the likelihood of Dicerna’s clinical programs being executed within timelines provided and reliance on the Company’s contract research organizations and predictability of timely enrollment of subjects and patients to advance Dicerna’s clinical trials; the potential for future data to alter initial, interim and preliminary results of clinical trials, including the Phase 1 proof of concept data for RG346, an investigational GalXC RNAi treatment candidate for hepatis B virus and the multidose data from PHYOXTM 3 trial of nedosiran; the unpredictability of the duration and results of the regulatory review of Investigational New Drug (IND) applications and Clinical Trial Applications that are necessary to continue to advance and progress the Company’s clinical programs and the regulatory review of submissions relevant to regulatory agencies for marketing approvals, including New Drug Applications (NDAs); market acceptance for approved products and innovative therapeutic treatments; competition; the possible impairment of, inability to obtain and costs of obtaining needed intellectual property rights; possible safety or efficacy concerns that could emerge as new data are generated in R&D; that the Company may not realize the intended benefits of its collaborations; general business, financial and accounting risks; and the risks and potential outcomes from litigation. Dicerna is providing this information as of this date and does not undertake any obligation to update or revise it, whether as a result of new information, future events or circumstances or otherwise. Additional information concerning Dicerna and its business may be available in press releases or other public announcements and public filings made after the date of this information. Dicerna™, GalXC™ and PHYOX™ are trademarks of Dicerna Pharmaceuticals, Inc. 2

VISION Maximize the impact of RNAi on medicine STRATEGY Develop and commercialize our core high-probability-of-success programs either alone or in collaboration with partners Broadly enable the use of our GalXC technology by collaborating with therapeutic area leaders on non-core opportunities 3

The RNAi Modality Has Come of Age Many Thousands of Patients Have Been Treated With RNAi Therapeutics Multiple candidates in Approved registration or Dicerna was founded in Products pivotal 2007 to specialize in RNAi development Multiple committed large pharmas Many of the committed pharmas have chosen to collaborate with Dicerna in Established RNAi safety in large population studies 4

Dicerna Pipeline of Core and Collaborative Programs

	CANDIDATE	TARGET INDICATION	DISCOVERY/ RESEARCH	PRECLINICAL	CLINICAL PROOF-OF-CONCEPT TRIALS	REGISTRATION TRIALS	DICERNA'S PRODUCT RIGHTS
GalXC Core Programs	Nedosiran	Primary Hyperoxaluria Types 1,2,3	▬	▬	▬	▬	100%
	RG6346 (DCR-HBVS) Roche	Hepatitis B Virus	▬	▬	▬		U.S. opt-in*
	DCR-A1AT ALN-AAT02	A1AT Liver Disease	▬	▬	▬		100% U.S. Alnylam ex-U.S. opt-in
	DCR-proprietary	Undisclosed	▬	▬			100%

**Under the Dicerna-Roche agreement, Dicerna has the option to co-fund pivotal development, which if exercised, entitles Dicerna to receive enhanced royalties and co-promotion rights in the U.S.*

Boehringer Ingelheim
- NASH
- 1 target
- Discovery/Research

Alexion
- Complement-mediated
- 4 targets
- Initially two targets; ALXN exercised options for two more targets in Dec. 2019

Lilly
- Cardiometabolic (CM; liver and non-liver), neurodegeneration and pain
- Up to 8 CM targets
- DRNA retains rights to certain neuro orphan indications
  - First IND/CTA expected late 2020 (LY3561774)
  - March 2020: LY3819469 (DCR-CM2) advances to LLY preclinical pipeline

Roche
- HBV infection
- RG6346 and multiple potential targets
- DRNA option to co-fund dev. and co-promote in U.S.
  - ***First target selected under research and development collaboration***

novo nordisk
- Liver-related cardiometabolic diseases
- 30+ potential targets
- 2 Novo programs: DRNA opt-in
- DRNA retains rights to 2 new orphan programs (Novo retains opt-in rights)
  - ***Multiple targets selected***

Currently active discovery or preclinical-stage liver program (orange) — *Currently active discovery or preclinical-stage non-liver program* (green)

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Dicerna™

We Believe Dicerna Is Creating Best-In-Class Opportunities In Primary Hyperoxaluria Dicerna conducted fundamental disease research to develop the LDHA mechanism to generate the most effective treatment for PH1 and the first treatment for PH2 and PH3 In Hepatitis B Dicerna’s X-sparing approach drives extended duration of effect that may lead to treatments that are both more convenient and more effective than non-X-sparing approaches In A1AT Liver Disease Dicerna and Alnylam have joined forces to potentially develop the best A1AT RNAi therapy for patients with A1AT liver disease In Extending RNAi Throughout the Body Dicerna’s best-in-class platform has powered our collaboration success and enables delivery to other tissues, including CNS, skeletal muscle and adipose, with unparalleled medicinal chemistry flexibility 6

Platform Expansion to Achieve Effective Extrahepatic Delivery Including Central and Peripheral Nervous Tissues and Other Extrahepatic Tissues GalNAc sugars to bind hepatocyte ASGPR Liver-targeted GalXC is the basis of our current best-in-class core pipeline programs and most of our collaboration programs New chemistries Enhanced secondary structures and chemistries Our RNAi platform provides remarkable flexibility for medicinal chemistry optimization and expansion • We are modifying the fundamental nucleic acid composition of oligonucleotides to enhance drug-like properties • Optimization of nucleic acid composition alone can drive significant extrahepatic delivery function • We are utilizing a broad range of molecular weights, secondary structures and chemistries 7

Key Achievements and Multiple Upcoming Milestone Targets  Nedosiran: Positive first multidose results from PHYOX3 open-label clinical trial – Q1 2020  RG6346: Positive Phase 1 proof-of-concept data from all existing cohorts – Q3 2020  GalXC: Positive data presented for extending GalXC technology to additional tissues – Q3 2020  Nedosiran: Positive updated multidose data from PHYOX3 open-label clinical trial – Q3 2020  Nedosiran: PHYOX2 pivotal clinical trial enrollment completion – Q4 2020  Collaborative Program: IND or CTA filing for LY3561774 – late 2020  DCR-A1AT/ALN-AAT02: Program selection & potential initiation of patient dosing – Q1 2021  Nedosiran: PHYOX2 last patient out 1H 2021  DCR-proprietary: IND or CTA filing – mid-2021  Nedosiran: NDA submission – Q3 2021 8

Nedosiran for the Treatment of Primary Hyperoxaluria

Primary Hyperoxaluria

A Family of Ultra-Rare, Life-Threatening Genetic Disorders Resulting in Renal Complications

The three known types of PH all result in overproduction of oxalate, which can lead to:

- Recurrent kidney stones
- Nephrocalcinosis (deposition of calcium in the kidney)
- Chronic kidney disease that may progress to end-stage renal disease,
- Systemic oxalosis, which also impacts the heart, skin, eyes, bones
- Patients may require chronic dialysis and a joint liver-kidney transplant



Known Types of Primary Hyperoxaluria
PH1
Genetic mutation
AGXT
PH2
Genetic mutation
GRHPR
PH3
Genetic mutation
HOGA1
Targeting GO blocks glyoxylate in PH1 only (lumasiran)
GO
Glyoxylate
Glyoxylate
Glyoxylate
Nedosiran blocks final common pathway of oxalate production by silencing LDHA
Kidney function preservation
Oxalate
Oxalate
Oxalate
Calcium oxalate crystallization
Impacted by ESRD & systemic oxalosis
Kidney stones

GO = glycolate oxidase
LDHA = lactate dehydrogenase A

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Dicerna™

Positive Interim Results: Nedosiran PHYOX3 Multidose Open-Label Trial Mean Value for All Participants (n=11) in Near-Normal Range Starting Day 60 • PHYOX3 ongoing, three-year, multidose, Mean 24-Hour Urinary Oxalate Values open-label extension study (n=11, minimum 5 doses) ‒ Participants are Phase 1 trial patients 2.5 who have rolled over into PHYOX3 ‒ Interim results* for the 11 of 16 SEM 2.0 participants who have received at least ± five monthly subcutaneous doses of nedosiran (Days 1, 30, 60, 90 and 120) Mean 1.5 ‒ Values standardized for body surface /24hr) area 2 1.0 ≥0.460 and <0.600 Near normal • Mean Uox value reaches near-normal 24 Urinaryhr Oxalate 0.5 <0.460 Normal range by Day 60 and is maintained (mmol/1.73m 0.0 • Includes PH1 and PH2 participants BL (101) BL (301) 30 60 90 120 Days • Mean reduction is 54.3% = 170 mg subcutaneous injection 11 Uox = urinary oxalate *Results shown reflect data from interim analysis on July 10, 2020

PHYOX3 Interim Analysis: Normalization or Near-Normalization of Uox in 100% of PH1 Patients at One or More Timepoints • 4 of the 11 participants have reached normal Uox at 3 consecutive visits and are eligible for weaning off disease management, including hyperhydration – 1 additional patient who has not yet reached Day 120 also achieved normal Uox at 3 consecutive visits • For PH1 participants, the average Uox achieved is in the normal range (mean Uox= 0.404 mmol/1.73m2/24 hr, 66% reduction) at Day 120 • For PH2 participants, 2 of 3 patients achieved normalization at one or more timepoints through Day 120 Patients Reaching Normalization or Patients Reaching Normalization PH Type Near-Normalization at One or More at One or More Timepoints Timepoints PH1 (n=8) 6 (75%) 8 (100%) PH2 (n=3) 2 (66%) 2 (66%) PH1+PH2 (n=11) 8 (73%) 10 (91%) Normalization: Uox at or below 0.460 mmol/1.73m2/24hr Near-Normalization: Uox between 0.460 and 0.600 mmol/1.73m2/24hr (~130% of normal) 12

PHYOX3 Interim Safety Data

- Favorable risk/benefit profile in this study
- AEs mostly related to SC injection
- Drug-related ISRs in 3/16 participants
- ALT elevations <2.5 ULN; both participants started study with elevated ALT
- One SAE of nephrolithiasis
- No other clinically significant laboratory abnormalities, ECG findings and vital signs

Category	301 Study n (%)
Total TEAEs	16 (94.1)
TEAEs occurring in >=10% of participants in group (n, %)	
Injection site discomfort	6 (35.3)
Injection site pain	6 (35.3)
Injection site erythema	4 (23.5)
Flank pain	3 (17.6)
Injection site discoloration	3 (17.6)
Aspartate aminotransferase increased	2 (11.8)
Headache	2 (11.8)
Injection site atrophy	2 (11.8)
Injection site hematoma	2 (11.8)
Pyrexia	2 (11.8)
ISRs (n, %)	3 (17.6)
TEAEs leading to discontinuation of study treatment (n, %)	0
TEAEs leading to study withdrawal (n, %)	0
Death (n, %)	0
Serious TEAEs (n, %)	1 (5.9)
Severity of TEAEs (n, %) [1]	
Mild	12 (70.6)
Moderate	3 (17.6)
Severe	1 (5.9)

Treatment-emergent adverse event (TEAE) is defined as any adverse event that begins on or after the first dose of study intervention. Safety population n= 16; [1] The severity shown is the greatest severity reported for a particular subject (Severe > Moderate > Mild)
Abbreviations: SC, subcutaneous; BL, baseline, ALT, alanine transaminase; ULN, upper level of normal, ECG, electrocardiograph
Based on availability of data as of July 10, 2020

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Dicerna™

Nedosiran Clinical Trial Program to NDA Filing

Coordinated Program of Clinical Trials to Support a Broad Label in PH

Pivotal Study Package

Trial	Description/Details	Status	PH Type
PHYOX™2	Study 201: Pivotal, double-blind, randomized, placebo-controlled trial (2:1 randomization) Monthly fixed-dose, enabling prefilled syringes at launch	Enrolling n=~36	1,2
PHYOX™3	Study 301: Long-term, multidose, open-label extension study open to all participants in PHYOX trials and siblings	Enrolling	1,2,3

Additional Supportive Studies

Trial	Description/Details	Status	PH Type
PHYOX™4	Study 104: Double-blind, randomized, placebo-controlled study in participants with primary hyperoxaluria type 3 (PH3)	Enrollment Q4 2020	3
PHYOX™7	Study 204: Multidose trial in participants (birth to adult) with PH and end-stage renal disease (ESRD)	Enrollment Q4 2020	1,2
PHYOX™8	Study 203: Open-label study in children 0-5 yrs	Enrollment Q1 2021	1,2
PHYOX™OBX	Study 502: Natural history study to evaluate association between Uox and stone formation rate	Initiation Q3 2020	3

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Dicerna™

Nedosiran Target Profile: The Only RNAi Drug Candidate in Development for All PH Types

High Unmet Medical Need Across All PH Types Can Be Addressed

Expected U.S. Prevalence*



PH1 ~2,700
PH2 ~1,700
PH3 ~4,100
Similar numbers for major EU markets

Estimated PH Diagnosis Rates

	PH1	PH2	PH3
Current Diagnosis Projections^	~40% – 50%	~10%	~7%

**Prevalence based on PH mutant alleles found in the National Heart, Lung, and Blood Institute Exome Sequencing Project (NHLBI ESP) and calculated according to Hardy-Weinberg equilibrium for each PH type using the sum of all alternate PH1, PH2 or PH3 alleles (known, or known and scored as pathogenic) and all wild type alleles.*

1. Hopp K, et al. J Am Soc Nephrol. 2015;26(10):2559-2570. 2. U.S. Census Bureau population on a date: February 20, 2020. United States Census Bureau website, 2020.

^ Sources: Dicerna internal estimates PH claims/registry analysis and scientific advisors. Analysts projections



Patient & Caregiver Support
Education
Diagnostic Testing
Nedosiran Availability

Nedosiran's target profile provides a comprehensive treatment option for all PH patients with convenient once monthly dosing, including self administration

Dicerna estimates nedosiran global sales >$500M

15

RG6346 for the Treatment of Hepatitis B Virus (HBV) Infection

Hepatitis B: A Severe, Global Unmet Medical Need • Significant worldwide prevalence: ~292 million infected • Causes more than 887,000 deaths per year • Current treatments are rarely effective in achieving functional cures • Dicerna is collaborating with Roche to develop RG6346 and potentially other agents for the treatment of HBV Electron micrograph of HBV showing infectious viral particles (~42 nm) and non-infectious aviral “decoy” particles (~22 nm) and filaments Sources: Global prevalence, treatment, and prevention of hepatitis B virus infection in 2016: a modelling study. The Lancet Gastroenterology and Hepatology. Volume 3, Issue 6, June 2018, Pages 383-403. World Health Organization. Finding a cure for hepatitis B: are we close? https://www.who.int/hepatitis/news-events/hbv-cure-overview/en/. Accessed Aug. 4, 2020. 17

The Promise of RNAi for the Treatment of Chronic HBV

Organization of the HBV Genome Enables Effective RNAi Targeting of Multiple Viral Functions

Overlapping mRNAs enable targeting multiple HBV genes with RNAi

S gene (HBsAg)

Surface protein. Involved in viral coat and immune tolerizing agent

P gene

Polymerase. Involved in viral genome production

C gene

Core protein. Involved in capsid assembly and viral gene regulation

X gene

Involved in maintenance of cccDNA and viral gene regulation



viral genome
viral mRNA transcript
AAAAA
AAAAA
AAAAA
AAAAA

Dicerna's RG6346 molecule targets the Conserved S Region

Preclinical analysis shows this is the ideal target region, yielding extended duration viral silencing and covering nearly all viral genotypes

Conserved S Region

Silences S, P and C encoding mRNAs

RG6346 targets this region

Conserved X Region

Silences S, P, C and X encoding mRNAs

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Dicerna™

RG6346’s X-Sparing Approach Demonstrates Superior HBsAg Reduction When Targeting Only the Conserved S Region HBsAg Levels in HBV Core Protein HDI-HBV Plasmid Mouse Model Vehicle • With no treatment, Core (cccDNA-dependent) protein is in nucleus and 100 cytoplasm of liver cells Vehicle control 10 S and X Conserved SEM - Regions targeted 1 X and S Regions Targeted • Silencing of X gene leads to 0.1 Only Conserved S nuclear Core protein likely %HBsAg +/ %HBsAg (Normalized to d0) Region targeted driving HBsAg rebound 0.01 (RG6346 strategy) 2/3 BLOQ 3/3 BLOQ 0.001 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 3mg/kg qWx3 Time (weeks) Only S Region Targeted (RG6346) • Sparing the X gene leads to cytoplasmic Core protein, likely maintaining HBsAg • Conserved S Region only: ≥3.9 log reduction, long duration of activity silencing and driving • Conserved S & X Regions: 3.0 log reduction, shorter duration of activity extended duration 19

RG6346 Phase 1: Three-Part Safety, Tolerability, PK/PD Study in Healthy Volunteers and Participants With Chronic Hepatitis B

Group A	Randomized 2:1 active vs placebo, single-ascending-dose study in adult healthy volunteers	Completed n=30	RG6346 dose cohorts: 0.1, 1.5, 3.0, 6.0, 12.0 mg/kg
Group B	Randomized 5:3 active vs placebo, single-dose study in NUC-naïve participants with chronic HBV infection	Ongoing n=9*	RG6346 dose cohort: 3.0 mg/kg
Group C	Randomized 2:1 active vs placebo, multiple-ascending-dose study in participants with chronic HBV infection on stable NUC therapy	Ongoing n=18 Currently dosing 6.0 mg/kg cohort	RG6346 dose cohorts: 1.5, 3.0, 6.0 mg/kg; 4 monthly doses

- Key inclusion/exclusion criteria:
  - HBeAg positive with HBsAg >1000 IU/mL or HBeAg negative with HBsAg >500 IU/mL; NUC naïve with screening serum HBV DNA >2000 IU/mL and ALT ≥35 U/L (males) or ≥30 U/L (females)
  - Clinical history compatible with compensated liver disease, with no evidence of cirrhosis
  - Group B participants have no current or prior use of nucleoside or nucleotide analogue (NUC) therapy
- After completion of the treatment period, study participants with ≥1 log HBsAg reduction are followed in a conditional follow-up

**One additional subject was enrolled in Group B (total N=9) to replace a subject determined to be ineligible after the study dose had been administered.*

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Dicerna™

RG6346 Showed Strong, Durable Reduction in HBsAg Levels at All Doses

Validates Predicted Long Duration of Effect

- Mean maximal HBsAg reduction was 1.88 log10 IU/mL (3 mg/kg cohort)
  - 6 mg/kg cohort ongoing (only 2 of 4 participants had reached Day 112)
- HBsAg reductions maintained through Day 336. Rebound not yet observed.
- Longest-treated participant has 2.21 log10 IU/mL reduction at Day 392
- 6 of 10 Group C participants who completed Day 112 had HBsAg <100 IU/mL at last reported visit.



Group C Dosing Cohorts
Conditional Follow-Up
Mean HBsAg log10 CBL (IU/mL)
0
-0.5
-1
-1.5
-2
BL 15 29 57 85 112 140 168 196 224 252 280 336
Days
Placebo
1.5 mg/kg
3 mg/kg
6 mg/kg
* n=2 (1.5 mg/kg)
* n=2 (6 mg/kg)
ǂ n=3 (1.5 mg/kg)
ǂ n=3 (3 mg/kg)
ǂ n=3 (6 mg/kg)

Results shown as of June 25, 2020 data cutoff; 4 participants dosed with RG6346 in each dosing cohort at each time point unless otherwise noted

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Dicerna™

NUC-Naïve Patient With Beneficial Flare As Defined in Clinical Trial Protocol, Suggesting Enhanced Patient Immune Response

Two Additional Group B NUC-Naïve Patients Had Similar Beneficial Responses

Reductions in All Viral Markers Coincides with Beneficial ALT Flare


HBV Markers (log10)
10
9
8
7
6
5
4
3
2
1
0
BL
15
29
57
85
Days
HBcrAg
HBeAg
HBsAg
HBV-DNA
HBV-RNA
< BLQ

Synthetic and Excretory Liver Function Preserved During Beneficial ALT Flare


Albumin(g/L) and Dir. Bilirubin(umol/L)
60
54
48
42
36
30
24
18
12
6
0
Albumin NRR
Dir. Bilirubin NRR
BL
15
29
43
57
71
85
Days
ALT(xULN)
20
18
16
14
12
10
8
6
4
2
0
Albumin
Dir. Bili.
ALT(xULN)

- Transient ALT flares with viral marker reductions represent activation of patient immune response to the virus
- This response meets the "beneficial ALT flare" definition in our FDA agreed upon clinical trial protocol[1]

Patient from Group B, 3 mg/kg cohort

1. Fontana RJ et al. (2020) J Viral Hepat (2) 96-109

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Dicerna™

In Phase 1 Patients, RG6346 Appeared To Be Safe and Generally Well Tolerated as of the Interim Analysis No Dose Effect on Liver Function Tests Observed in Healthy Volunteers at Dosages ≤12 mg/kg • No serious adverse events (SAEs) associated with RG6346 observed as of June 25, 2020 in Groups B or C ‒ One participant in Group A (healthy volunteer on placebo) experienced one SAE not related to study drug • No dose-limiting toxicities • No safety-related discontinuations • No dose/exposure dependent increase in frequency or severity of safety parameters: AEs, safety labs, ECG or vital signs ‒ In all participants with flares, or flare-like ALT/AST elevations, overall liver synthetic and excretory functions were preserved ‒ No cases of simultaneous elevations of ALT >3x ULN and total bilirubin >2x ULN • The most commonly reported AEs were related to the injection site ‒ All injection site reactions (ISRs) were mild with exception of a single patient who had two moderate ISRs 23

RG6346 Phase 1: Encouraging HBsAg Reduction and Duration of Response • Phase 1 proof-of-concept study confirms X-sparing hypothesis and potential for best-in-class activity • Extended duration of effect: 1.5 mg/kg cohort with no reduction in silencing at Day 336 • Beneficial ALT flares consistent with enhanced patient immune responses observed in 50% of RG6346 treated Group B patients with indications of similar activity in Group C • Trial ongoing; additional participants in Group C expected to complete treatment period in September 2020 ‒ May see additional dose response from two ongoing participants in 6.0 mg/kg dosing cohort • Plan to present Phase 1 data at future scientific conference • Roche is responsible for post-Phase 1 development of RG6346 24

DCR-A1AT and ALN-AAT02 for the Treatment of Alpha-1 Antitrypsin Deficiency-Associated Liver Disease

Alpha-1 Antitrypsin Deficiency-Associated Liver Disease

Most Disease Is Caused by a Single Missense Allele That Forms Aggregates in Hepatocytes

- Alpha-1 antitrypsin (A1AT): predominantly produced in liver and secreted into blood
- Pi*ZZ genotype of the *SERPINA1* gene affects 95% of patients with A1AT deficiency
- The Z-allele of the *SERPINA1* gene produces an abnormal form of A1AT protein that aggregates and then can accumulate in the liver and lead to liver disease
  - Aggregation of A1AT in the liver results in low levels of A1AT throughout the body, which can lead to lung disease, especially in smokers
- DCR-A1AT and ALN-AAT02 designed specifically to target A1AT deficiency-associated liver disease



α1-Antitrypsin Deficiency
Z mutation Glu^{342}→Lys^{342}
Polymerization of α1-antitrypsin
Intracellular accumulation
neonatal hepatitis, liver cirrhosis
Plasma deficiency
early-onset emphysema
A
B
Toxic gain of function
Loss of function deficiency

Janciauskiene et al. 2013: Acute Phase Proteins

Dicerna™

26

Sustained Duration of Activity Seen in Mice and Non-Human Primates Dosed With DCR-A1AT Sustained, Dose-Dependent Knockdown of A1AT Protein in Both Mice and Monkeys Z-AAT Protein Knockdown in PiZ Mice A1AT Protein Knockdown in Monkeys PBS 3.0 mg/kg 125 3.0 mg/kg 125 10.0 mg/kg 10.0 mg/kg 100 100 SEM 75 SEM 75 ± ± 50 50 Mean Mean AAT Protein Concentration Protein AAT - 25 25 0 0 Relative A1AT Protein Concentration Protein A1AT Relative Relative Z Relative 0 1 2 3 4 5 6 7 8 9 0 2 4 6 8 10 12 14 16 18 20 22 24 Single Weeks Post-Dose Single Weeks Post-Dose Subcutaneous Dose Subcutaneous Dose • DCR-A1AT is currently in a Phase 1 proof-of-concept study in healthy volunteers 27

A1AT Clinical Development Program Seeking a Rapid Path to Approval With the Strongest Candidate • Dicerna and Alnylam are collaborating on their DCR-A1AT and ALN-AAT02 programs • Dicerna is responsible for clinical development through approval, and Alnylam has rights to ex-U.S. commercialization of the approved product • We expect to advance only one of the two programs to approval • After completion of Phase 1 studies for both programs, a single program will be advanced to a multidose Phase 2 study in patients • We believe the planned development program can enable a pivotal trial without additional studies 28

Extrahepatic Platform

Expanding RNAi Delivery to Other Tissues Expect Future Pipeline and Collaborations to Include Delivery Beyond Liver Non-Human Primate Gene Silencing Four Weeks After a Single RNAi Dose Central Nervous System Skeletal Muscle Adipose Tissue Single 45 mg i.c.m. Dose Single Subcutaneous Dose Single Subcutaneous Dose aCSF (i.c.m.) RNAi (i.c.m.) 150 140 SEM 140 125 120 120 SEM) 100 SEM) 100 100 ± ± 80 75 80 60 60 50 40 40 (rel to PBS,Mean 25 (rel to PBS,Mean % Target mRNA Remaining % Target 20 20 % Target mRNA Remaining % Target % Target mRNA Remaining % Target Target mRNA/(GAPDH/RPL23) ± Target 0 0 0 Midbrain PBS Brainstem PBS Cerebellum 10 mg/kg 30 mg/kg 10 mg/kg 30 mg/kg Prefrontal Cortex Frontal Cortex (grey matter) Frontal CortexParietal (white ParietalCortex matter) (grey Cortex matter) (white matter) Occipital Cortex (grey matter) TemporalTemporal Cortex (grey Cortex matter) (white matter)Occipital Cortex (white matter) i.c.m. = intracisterna magna 30

Corporate Collaborations

Successfully Executing on High-Value Collaboration Strategy Collaborations Have Delivered >$500M in Upfront Payments $175M upfront $75M total annuals $200M upfront $50M equity • 30+ potential $100M upfront • RG6346 and targets for liver- $100M equity multiple potential related CM diseases HBV-related • Up to 8 targets • 2 Novo programs: DRNA opt-in cardiometabolic • DRNA option to co- targets, liver and fund development • DRNA retains rights non-liver and co-promote in to 2 new orphan programs (Novo $22M upfront • Neurodegeneration U.S. retains opt-in rights) $15M equity & pain targets • DRNA retains rights • 4 complement- $10M upfront to certain neuro mediated targets orphan indications Dicerna retains opt-in rights • 1 NASH Target • $20M option • $5M option exercised exercised signed Nov. 2017 Oct. 2018 Oct. 2018 Oct. 2019 Nov. 2019 32

Summary

Key Achievements and Multiple Upcoming Milestone Targets  Nedosiran: Positive first multidose results from PHYOX3 open-label clinical trial – Q1 2020  RG6346: Positive Phase 1 proof-of-concept data from all existing cohorts – Q3 2020  GalXC: Positive data presented for extending GalXC technology to additional tissues – Q3 2020  Nedosiran: Positive updated multidose data from PHYOX3 open-label clinical trial – Q3 2020  Nedosiran: PHYOX2 pivotal clinical trial enrollment completion – Q4 2020  Collaborative Program: IND or CTA filing for LY3561774 – late 2020  DCR-A1AT/ALN-AAT02: Program selection & potential initiation of patient dosing – Q1 2021  Nedosiran: PHYOX2 last patient out 1H 2021  DCR-proprietary: IND or CTA filing – mid-2021  Nedosiran: NDA submission – Q3 2021 34

Well Positioned for Near- and Long-Term Success Driving Growth with Diversified Pipelines and Expanding Technology Platforms • Core Pipeline: Current pipeline yields multiple major milestones over next year+ ‒ Nedosiran: A differentiated therapy for all PH types (PH1, PH2 and PH3) ‒ RG6346: Potential best-in-class therapeutic with strong and durable HBsAg reduction for treatment of chronic HBV ‒ DCR-A1AT/ALN-AAT02: Two options enable opportunity to choose best candidate for A1AT liver disease • Partner of Choice: Collaborative pipeline with leading global biopharmas expected to yield multiple clinical programs for years to come • Going Beyond GalXC: Unparalleled medicinal chemistry flexibility enables expansion beyond foundational GalXC liver delivery to additional tissues and indications • Strong Balance Sheet: Cash into 2023 provides runway through projected nedosiran commercialization ‒ $669.2 million in cash, cash equivalents and marketable securities as of June 30, 2020 35